======================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 27, 2006
------------------

     Twin Disc, Incorporated
--------------------------------------

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
---------	--------	-----------
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street Racine, Wisconsin 53403
--------------------------------------------------------
(Address of principal executive offices)

     Registrant's telephone number, including area code: (262)638-4000
-------------
============================================================================= =============================================================================

Item 1.01 Entry into Material Definitive Agreements

     At its meeting on July 27, 2006, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) increased the base salary of the executive officers of the Company who will be the “named executive officers” for purposes of the Company’s proxy statement for the 2006 annual meeting of shareholders and who will continue to be employed by the Company after October 1, 2006, the effective date of the increase (the base salary of Michael H. Joyce, who will be one of the named executive officers, was not increased due to his previously announced retirement). The base salaries of the named executive officers for 2006, effective October 1, 2006, are as follows:

Michael E. Batten	Chairman, Chief Executive Officer	$462,500
Christopher J. Eperjesy	Vice President and Chief Financial Officer	$260,000
James E. Feiertag	Executive Vice President	$260,000
John H. Batten	Executive Vice President	$225,000

     At its meeting on July 27, 2006, the Compensation Committee also approved the award of Performance Stock Units to various executive officers of the Company under the Twin Disc, Incorporated, 2004 Stock Incentive Plan. A total of 30,434 Performance Stock Units were awarded subject to target-level achievement, effective July 27, 2006. These stock units are subject to adjustment as described below. The maximum number of Performance Stock

Units that can be awarded if targets are exceeded is 36,521. Such awards are contingent upon shareholder approval of amendments to the plan permitting such awards at the Company's 2006 annual meeting of shareholders. The Performance Stock Units will be paid out if the Company achieves certain economic profit objectives (measured as the Company’s net operating profit after taxes (“NOPAT”) as a percentage of the Company’s capital charge for the cumulative three fiscal year period ending June 30, 2009.) If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of Performance Stock Units. If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of Performance Stock Units. If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of Performance Stock Units. No Performance Stock Units will be earned for performance below the 3-year cumulative economic profit threshold and no additional Performance Stock Units will be earned for performance exceeding the 3-year cumulative economic profit maximum. In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of Performance Stock Units awarded shall be determined by interpolation. A copy of the form of the Performance Stock Unit Award agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     On July 27, 2006, the Compensation Committee also issued performance stock awards to various executive officers of the Company under the 2004 Stock Incentive Plan. A total of 30,441 performance shares were awarded subject to target-level achievement effective July 27, 2006. These shares are subject to adjustment as described below. The maximum number of shares that can be awarded if targets are exceeded is 36,529. The performance shares will be paid out if the Company achieves certain economic profit objectives (measured as the Company’s net operating profit after taxes (“NOPAT”) as a percentage of the Company’s capital charge for the cumulative three fiscal year period ending June 30, 2009.) If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance shares. If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance shares. If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance shares. No performance shares will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance shares will be earned for performance exceeding the 3-year cumulative economic profit maximum. In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance shares awarded shall be determined by interpolation. A copy of the form of the Performance Stock Award agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

     At its July 27, 2006, meeting, the Compensation Committee also approved a Corporate Incentive Plan for various executive officers of the Company. The Corporate Incentive Plan may result in cash bonuses of up to a certain percentage of base salary to executive officers for the fiscal year that will end on June 30, 2007, based on the following factors and relative weights for each factor: corporate economic profit (70%)and operational goals (30%).

     At its July 28, 2006 meeting, the Company’s Board of Directors approved an amendment to the Twin Disc, Incorporated, 2004 Stock Incentive Plan for Non-Employee Directors. The purpose of the amendment was to reflect the 2 for 1 split of the Company’s common stock on March 31, 2006. The effect of the amendment was to increase the automatic awards under the plan for eligible directors from 300 stock options and 300 shares of restricted stock to 600 stock options and 600 shares of restricted stock. The plan was also amended to automatically adjust future awards under the plan in the event of a future recapitalization or stock split. A copy of the Twin Disc, Incorporated, 2004 Stock Incentive Plan for Non-Employee Directors, as amended, is attached hereto as Exhibit 10.3 and incorporated herein by reference.

     At its meeting on July 28, 2006, the Company’s Board of Directors also approved an increase to the annual director retainer fees from $15,000 to $18,000, effective November 1, 2006. Fees for attendance at Board Committee meetings remain the same.

     The disclosure contained in Item 5.02 is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

     The Company has reported its 4th quarter 2006 financial results. The Company's press release dated July 31, 2006 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information set forth in this Item 2.02 of Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

     As previously reported by the Company, effective July 31, 2006, Michael H. Joyce retired as President and Chief Operating Officer of the Company. He also resigned from the Board of Directors on the same date.

Item 5.03   Amendment to Bylaws

     Effective July 28, 2006, the Company amended the Company’s Bylaws to reduce the number of Directors from nine to a number of directors between seven and nine as determined by the Board of Directors of the Company. This change was made to accommodate the retirement of Michael H. Joyce from the Board. A corresponding amendment was also made to the Bylaws to provide that a special meeting of the Board of Directors may be called by a majority of the directors, rather than by five directors as the Bylaws previously stated. A copy of the amended Bylaws is attached as Exhibit 3.1 and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

     The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

     The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS

     The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,”

“anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item	9.01	Financial Statements and Exhibits
(c)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

3.1		Bylaws of Twin Disc, Incorporated (as amended effective
July 28, 2006)
10.1		Form of Performance Stock Unit Award Agreement for
performance stock units awarded by the Compensation
Committee on July 27, 2006
10.2		Form of Performance Stock Award Agreement for performance
shares awarded by Compensation Committee on July 27, 2006
10.3		Twin Disc, Incorporated, 2004 Stock Incentive Plan for Non-
Employee Directors (amended effective July 27, 2006)
99.1		Press Release announcing 4th quarter 2006 financial results.

============================================================================= =============================================================================

SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 31, 2006                                                      Twin Disc, Inc.

                                                                         /s/ CHRISTOPHER J. EPERJESY
                                                                         Christopher J. Eperjesy
                                                                         Vice President - Finance, Chief Financial Officer,
                                                                         and Secretary